Exhibit 99.1

Greif, Inc. Updates Fiscal Second Quarter 2021 Guidance

Greif, Inc. a global leader in industrial packaging products and services, announced today that it has revised its outlook for fiscal second quarter 2021. Fiscal second quarter 2021 diluted Class A earnings per share before adjustments is now expected to be in the range of $1.11 – $1.15 per share, compared to the Company's previous guidance range of $0.96 – $1.06 per share.1

The improved guidance range is mainly due to stronger than anticipated volumes and selling prices in the Global Industrial Packaging business and a slightly lower than anticipated tax rate, partially offset by higher than anticipated SG&A expense mainly due to higher incentive accruals.

The Company will report its fiscal second quarter 2021 financial results after the market closes on Wednesday, June 9, 2021. A conference call will be held on Thursday, June 10, 2021 at 8:30 a.m. ET. Conference call details can be found at https://investor.greif.com/press-releases/press-release-details/2021/Greif-Inc.-Announces-2021-Second-Quarter-Earnings-Release-and-Conference-Call-Dates/default.aspx

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "may," "will," "expect," "intend," "estimate," "anticipate," "aspiration," "objective," "project," "believe," "continue," "on track" or "target" or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward-looking statements are based on assumptions, expectations and other information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause the Company's actual results to differ materially from those forecasted, projected or anticipated, whether expressed or implied. The most significant of these risks and uncertainties are described in Part I of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2020. The Company undertakes no obligation to update or revise any forward-looking statements.

Although the Company believes that the expectations reflected in forward-looking statements have a reasonable basis, the Company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those forecasted, projected or anticipated, whether expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our global operations subject us to currency exchange and political risks that could adversely affect our results of operations, (iii) the COVID-19 pandemic could continue to impact any combination of our business, financial condition, results of operations and cash flows, (iv) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (v) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (vi) we operate in highly competitive industries, (vii) our business is sensitive to changes in industry demands and customer preferences, (viii) raw material, energy and transportation price fluctuations and shortages may adversely impact our manufacturing operations and costs, (ix) the frequency and volume of our timber and timberland sales will impact our financial performance, (x) we may not successfully implement our business strategies, including achieving our growth objectives, (xi) we may encounter difficulties or liabilities arising from acquisitions or divestitures, (xii) the acquisition of Caraustar Industries, Inc. and its subsidiaries subjects us to various risks and uncertainties, (xiii) we may incur additional restructuring costs and there is no guarantee that our efforts to reduce costs will be successful, (xiv) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xv) certain of the agreements that govern our joint ventures provide our partners with put or call options, (xvi) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xvii) our business may be adversely impacted by work stoppages and other labor relations matters, (xviii) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage and general insurance premium and deductible increases, (xix) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xx) a security breach of customer, employee, supplier or company information may have a material adverse effect on our business, financial condition, results of operations and cash flows, (xxi) changes in U.S. generally accepted accounting principles (GAAP) and SEC rules and regulations concerning the maintenance of effective internal controls could materially impact our reported financial results, (xxii) we could be subject to changes in our tax rates, the adoption of new U.S. or foreign tax legislation or exposure to additional tax liabilities, (xxiii) full realization of our deferred tax assets may be affected by a number of factors, (xxiv) our level of indebtedness could adversely affect our liquidity, limit our flexibility in responding to business opportunities, and increase our vulnerability to adverse changes in economic and industry conditions, (xxv) we have a significant amount of goodwill and long-lived assets which, if impaired in the future, would adversely impact our results of operations, (xxvi) our pension and postretirement plans are underfunded and will require future cash contributions and our required future cash contributions could be higher than we expect, each of which could have a material adverse effect on our financial condition and liquidity, (xxvii) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xxviii) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xxix) we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxx) changing climate, climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those forecasted, projected or anticipated, see "Risk Factors" in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Greif, Inc.

Greif is a global leader in industrial packaging products and services and is pursuing its vision: In industrial packaging, be the best performing customer service company in the world. The Company produces steel, plastic and fibre drums, intermediate bulk containers, reconditioned containers, flexible products, containerboard, uncoated recycled paperboard, coated recycled paperboard, tubes and cores and a diverse mix of specialty products. The Company also manufactures packaging accessories and provides filling, packaging and other services for a wide range of industries. In addition, Greif manages timber properties in the southeastern United States. The Company is strategically positioned in over 40 countries to serve global as well as regional customers. Additional information is on the Company's website at www.greif.com.

Contacts:
Matt Eichmann
Office: 740–549–6067
Email: matt.eichmann@greif.com

1The expected fiscal second quarter 2021 diluted Class A earnings per share before adjustments, a non-GAAP financial measure, excludes adjustments for restructuring charges, acquisition and integration related costs, non-cash asset impairment charges, non-cash pension settlement charges (income), incremental COVID-19 costs, net and loss (gain) on disposal of properties, plants, equipment and businesses, net. The most directly comparable GAAP financial measure, the expected fiscal second quarter 2021 diluted Class A earnings per share on a GAAP basis, is not provided herein due to the potential for one or more of the following, the timing and magnitude of each of which the Company at this point remains unable to reliably forecast on an individual basis with probability: gains or losses on the disposal of businesses, timberland or properties, plants and equipment, net; non-cash asset impairment charges; restructuring charges; non-cash incremental COVID-19 costs, net; non-cash pension settlement (income) charges; or acquisition and integration related costs; and the income tax effects of these items and other income tax-

related events. As a result, no reconciliation of the expected fiscal second quarter 2021 Class A earnings per share before adjustments to the most directly comparable GAAP financial measure is included in this release.